UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 1, 2024

(Date of earliest event reported)

U.S. Lighting Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1148 E 222nd Steet, Euclid, Ohio 44117
(Address of principal executive offices) (Zip Code)

216-896-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2022, US Lighting Group, Inc. (“we,” “our” or the “company”) acquired MIGMarine Corporation from Paul Spivak, the company’s founder and a significant shareholder, for $6,833,333. Mig Marine is a fiberglass design and manufacturing company that had been providing fabrication and assembly services solely to Cortes Campers before the acquisition. With the acquisition of Mig Marine, we were able to streamline our manufacturing processes, improve production cycles and scale to meet the demand of Cortes Campers generated order back-log. The Mig Marine purchase price was completely seller-financed: $638,333 (10%) was deferred for one year interest free and was due August 5, 2023; and we issued Mr. Spivak a promissory note in the amount of $6,195,000 for the remainder. Reflecting his faith in the company and in order to support the operations and continued growth of the company, in 2023 Mr. Spivak waived waived all interest accrued on the note for 2022 and 2023, and agreed to defer payment of the $638,333 deposit and payments on the note to January 2024. Effective January 1, 2024, Mr. Spivak again generously agreed to waive all interest to accrue on the note for 2024 and to defer payments of the deposit and on the note to January 2025, with the final note payment due December 1, 2029.

On March 1, 2024, we entered into a cancellation of debt agreement with Mr. Spivak. In order strengthen the company’s balance sheet, pursuant to the agreement Mr. Spivak cancelled and forgave the $638,333 deposit obligation and $1,195,000 of the principal of the note effective December 31, 2023. As of that date, the principal amount of the note was reduced from $6,195,000 to is $5,000,000. No interest will accrue on the note in 2024 and the first payment will be due on January 1, 2025.

The cancellation of debt agreement is filed an exhibit to this Current Report on Form 8-K. The description above is qualified in its entirety by reference to the full text of the agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Cancellation of Debt Agreement dated March 1, 2024 between US Lighting Group, Inc. and Paul Spivak
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Lighting Group, Inc.

Dated March 5, 2024	/s/ Anthony R. Corpora
By Anthony R. Corpora
Chief Executive Officer

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